UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 5, 2004

                                  MILACRON INC.

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             (Exact name of registrant as specified in its charter)

      Delaware                     1-8475                     31-1062125

  ----------------       ----------------------------     --------------------
  (State or other          (Commission File Number)            (IRS Employer
  jurisdiction of                                          Identification No.)
   incorporation)


  2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio           45206
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        (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (513) 487-5000

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On April 5, 2004, Milacron Inc. entered into a letter agreement amending the Note Purchase Agreement with Glencore Finance AG and Mizuho International plc dated March 12, 2004. A copy of the letter agreement amending the Note Purchase Agreement is filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits:

Exhibit  No.       Description
--------------     -----------------------------------------------------------
99.1               Letter agreement dated as of April 5, 2004, among
                   Milacron Inc., Glencore Finance AG and Mizuho International plc, amending the Note Purchase Agreement dated as of March 12, 2004.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MILACRON INC.

Date:   April 5, 2004                 By: /s/ Ronald D. Brown
                                         -------------------------------------
                                         Ronald D. Brown
                                         Chairman, President and Chief
                                         Executive Officer

                                 EXHIBIT INDEX

Exhibit No.       Description
--------------    ------------------------------------------------------------
99.1              Letter agreement dated as of April 5, 2004, among
                  Milacron Inc., Glencore Finance AG and Mizuho International plc, amending the Note Purchase Agreement dated as of March 12, 2004.